Prospectus Supplement	June 4, 2009

Putnam Absolute Return Funds Prospectus dated December 22, 2008

Putnam Absolute Return 100 Fund
Putnam Absolute Return 300 Fund
Putnam Absolute Return 500 Fund
Putnam Absolute Return 700 Fund

The section Appendix A - Supplemental Performance Information, as well as all references to Appendix A, are deleted from the prospectus in light of a change in Putnam Management's prior expectation that the portfolio allocations of Putnam Absolute Return 500 Fund would converge over time with the allocations of certain institutional accounts managed by Putnam Management's affiliates.

PUTNAM INVESTMENTS	256963 6/09